UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2021

CrossAmerica Partners LP

(Exact name of registrant as specified in its charter)

Delaware	001-35711	45-4165414
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

645 Hamilton Street, Suite 400 Allentown, PA	18101
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 625-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units	CAPL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Current Report on Form 8-K/A (“Amendment”) amends and supplements the Current Report on Form 8-K filed by CrossAmerica Partners LP (the “Partnership”) with the Securities and Exchange Commission on August 24, 2021 (the “Original Filing”) in connection with the Partnership’s acquisition of certain assets related to the ownership and operations of 106 company operated sites (90 fee; 16 leased) located in the Mid-Atlantic and Northeast regions of the U.S. (the “Assets”) for an aggregate purchase price of $263.0 million, subject to adjustment in accordance with the terms of the Asset Purchase Agreement. The assets are being sold by 7-Eleven as part of a divestiture process in connection with its previously announced acquisition of the Speedway business from Marathon Petroleum Corporation.

Pursuant to the instructions on Item 9.01 of Form 8-K, the Original Filing is amended and supplemented by this Amendment to provide the financial statements and pro forma financial information required by Items 9.01(a) and (b) of Form 8-K. No other amendments to the Original Filing are being made by this Amendment.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited abbreviated financial statements of the Assets, including the statement of assets acquired and liabilities assumed as of December 31, 2020, and the related statement of revenues and direct operating expenses for the year then ended, and the related notes thereto, are attached hereto as Exhibit 99.1 and incorporated herein by reference.

The unaudited interim abbreviated financial statements of the Assets, including the statement of assets acquired and liabilities assumed as of June 30, 2021, and the related statement of revenues and direct operating expenses for the six months ended June 30, 2020, and the related notes thereto, are attached hereto as Exhibit 99.2 and incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed consolidated financial information of the Partnership giving effect to the acquisition, including the pro forma condensed consolidated balance sheet as of June 30, 2021, the related pro forma condensed consolidated statement of operations for the six months ended June 30, 2021 and the year ended December 31, 2020, and the related notes thereto, are attached hereto as Exhibit 99.3 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

23.1	Consent of KPMG LLP, Independent Auditors
99.1

Audited abbreviated financial statements of the Assets, including the statement of assets acquired and liabilities assumed as of December 31, 2020, the related statement of revenues and direct operating expenses for the year then ended, and the related notes thereto

99.2

Unaudited interim abbreviated financial statements of the Assets, including the statement of assets acquired and liabilities assumed as of June 30, 2021, the related statement of revenues and direct operating expenses for the six months ended June 30, 2021, and the related notes thereto

99.3

Unaudited pro forma condensed consolidated financial information of CrossAmerica Partners LP giving effect to the acquisition, including the pro forma condensed consolidated balance sheet as of June 30, 2021, the related pro forma condensed consolidated statement of operations for the six months ended June 30, 2021 and the year ended December 31, 2020, and the related notes thereto

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CrossAmerica Partners LP
By:	CrossAmerica GP LLC
its general partner

By:	/s/ Keenan D. Lynch
	Name:	Keenan D. Lynch
	Title:	General Counsel and Corporate Secretary

Dated: November 3, 2021